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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69165, 333-81593 and 333-90815) and the Registration
Statements on Form S-3 (Nos. 333-93167 and 333-94279) of our report dated March 10, 2000 on the consolidated financial statements of InfoSpace.com, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP




Seattle, Washington
March 29, 2000